Revised 8/30/00
                                   SCHEDULE 1


INVESTMENT COMPANY                          SERIES

Franklin Gold & Precious Metals Fund

Franklin Asset Allocation Fund

Franklin Growth and Income Fund

Franklin High Income Trust                  AGE High Income Fund

Franklin Custodian Funds, Inc.              Growth Series
                                            Utilities Series
                                            DynaTech Series
                                            Income Series

Franklin Investors Securities Trust         Franklin Global Government Income Fund
                                            Franklin Convertible Securities Fund
                                            Franklin Equity Income Fund
                                            Franklin Bond Fund

Franklin Value Investors Trust              Franklin Balance Sheet Investment
                                            Franklin MicroCap Value Fund
                                            Franklin Value Fund
                                            Franklin Large Cap Value Fund

Franklin Strategic Mortgage Portfolio

Franklin Managed Trust                      Franklin Rising Dividends Fund

Franklin Strategic Series                   Franklin Strategic Income Fund
                                            Franklin MidCap Growth Fund
                                            Franklin Global Communications Fund
                                            Franklin Small Cap Growth Fund
                                            Franklin Global Health Care Fund
                                            Franklin Natural Resources Fund
                                            Franklin Blue Chip Fund
                                            Franklin Biotechnology Discovery Fund
                                            Franklin U.S. Long-Short Fund
                                            Franklin Aggressive Growth Securities Fund
                                            Franklin Large Cap Growth Fund
                                            Franklin Small Cap Growth Fund II
                                            Franklin Technology Fund

Franklin Templeton International Trust      Templeton Pacific Growth Fund

Franklin Real Estate Securities Trust       Franklin Real Estate Securities Fund

Franklin Templeton Variable Insurance
 Products Trust
                                            Franklin Money Market Fund
                                            Franklin Growth and Income Fund
                                            Franklin Natural Resources Securities Fund
                                            Franklin Real Estate Fund
                                            Franklin Global Communications Securities Fund
                                            Franklin High Income Fund
                                            Templeton Global Income Securities Fund
                                            Franklin Income Securities Fund
                                            Franklin U.S. Government Securities Fund
                                            Franklin Zero Coupon Fund - 2000
                                            Franklin Zero Coupon Fund - 2005
                                            Franklin Zero Coupon Fund - 2010
                                            Franklin Rising Dividends Securities Fund
                                            Templeton Pacific Growth Fund
                                            Templeton International Equity Fund
                                            Franklin Small Cap Fund
                                            Franklin Large Cap Growth Securities Fund
                                            Mutual Discovery Securities Fund
                                            Mutual Shares Securities Fund
                                            Franklin Global Health Care Securities Fund
                                            Franklin Value Securities Fund
                                            Franklin Aggressive Growth Securities Fund
                                            Franklin S&P 500 Index Fund
                                            Franklin Strategic Income Securities Fund
                                            Franklin Technology Securities Fund

Templeton Variable Products Series Fund     Franklin Growth Investments Fund
                                            Franklin Small Cap Investments Fund
                                            Mutual Shares Investments Fund
                                            Mutual Discovery Investments Fund

Franklin Universal Trust

Franklin Multi-Income Trust

Franklin Floating Rate Trust

Franklin Templeton Fund Allocator Series    Franklin Templeton Conservative Target Fund
                                            Franklin Templeton Moderate Target Fund
                                            Franklin Templeton Growth Target Fund

Franklin Floating Rate Master Trust         Franklin Floating Rate Master Series